EXHIBIT 10.1

MENTOR CORPORATION

2007 STRATEGIC EQUITY INCENTIVE PLAN
UNDER THE 2005 LONG-TERM INCENTIVE PLAN

                Mentor Corporation, a Minnesota corporation (the "Corporation"), establishes this 2007 Strategic Equity Incentive Plan (the "Sub-Plan") under the Mentor Corporation 2005 Long-Term Incentive Plan (the "Plan").  Capitalized terms not defined herein shall have the meaning set forth in the Plan.

1.            Participants.  The participants in the Sub-Plan shall be those key employees of the Corporation listed on Exhibit A, as amended from time to time, who are Eligible Persons under the Plan.

2.            Options.  Awards under the Sub-Plan shall be nonqualified stock options to acquire the number of shares of Common Stock as indicated on Exhibit A.  Each participant shall receive a notice in the form of Exhibit B (the "Notice") indicating the participant's option grant.  Administrator action shall be required to effect the grant of options.

3.            Terms of Option.

(a)          Exercise Price.  Options shall be granted at a premium to fair market value.  Unless the Administrator determines otherwise, the per share exercise price shall be as set forth in the Notice.

(b)          Vesting.  Options shall vest and become exercisable, if at all, based upon the Corporation's achievement of fiscal year earnings per share ("EPS") targets specified in the Notice over a four (4) fiscal year performance period.  The Administrator may adjust the EPS targets as necessary to prevent the enlargement or diminution of participants' rights in connection with events described in Section 7.1 of the Plan.

(i)           Fiscal Year Vesting.  With respect to each fiscal year 2008, 2009, 2010, and 2011, a percentage of the shares subject to each then outstanding option granted under the Sub-Plan shall vest and become exercisable as of the last day of the fiscal year if the relevant EPS target has been met or exceeded.

Attainment of an EPS target for one fiscal year, or the failure to attain such a target, shall not affect the ability of a participant to earn the relevant vesting for another fiscal year nor affect the ability of a participant to vest in the options pursuant to the Catch Up Vesting provisions in Section 3(b) (ii) below.

(ii)          Catch Up Vesting.  Notwithstanding the provisions of Section 3(b)(i) of this Sub‑Plan, in the event the cumulative EPS in fiscal years 2008, 2009, 2010, and 2011 meets or exceeds certain thresholds described in the Notice, a percentage of the shares subject to each then outstanding option granted under the Sub-Plan shall vest and become exercisable as of the last day of fiscal year 2011 such that the total vesting percentage of such option (including any vesting that occurred with respect to a prior fiscal year) equals the Cumulative Vesting Percentage as specified in the Notice.

(iii)         Service Requirement.  A participant must remain continuously in the employment or service of the Corporation or one of its Subsidiaries through the last day of the relevant fiscal year in order to vest in any portion of an option pursuant to Section 3(b)(i) or Section 3(b)(ii).

(c)          Term of Options.  Options granted under the Sub-Plan shall have a ten (10) year term.  However, in the event a participant's continuous employment or service with the Corporation or a Subsidiary terminates for any reason, the participant shall have ninety (90) days to exercise that portion of the option that was vested as of the termination date (but in no event beyond the term of the option).

(d)          Change in Control.  If there is a Change in Control Event, unvested shares subject to each option granted under the Sub-Plan shall become vested immediately prior to the completion of the Change in Control Event as follows:

(i)           If the Change in Control Event occurs on or before March 31, 2009, the participant shall become vested in the number of options required to bring the aggregate vesting to fifty percent (50%) of the options; and

(ii)          If the Change in Control Event occurs after March 31, 2009 and before April 1, 2011, the participant shall become vested in a number of options equal to fifty percent (50%) plus the number of vested options immediately prior to the Change in Control Event, up to a total of one hundred percent (100%).

(e)           Exercise of Option.  A participant may exercise an option granted under the Sub-Plan:

(i)          With cash, check payable to the order of the Corporation, or electronic funds transfer;

(ii)         Through the delivery of previously owned shares of Common Stock; or

(iii)        Subject to such procedures as the Administrator may adopt, pursuant to a "cashless exercise" with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

4.            Amendment or Discontinuance of the Sub-Plan.  The Administrator may, insofar as permitted by law and subject to the limitations contained in the Plan, at any time or from time to time, suspend or terminate the Sub-Plan or revise or amend it in any respect whatsoever; provided, however, that the rights of participants under any option may not be modified in a sense less favorable to them without their prior written consent.

5.            Matters Not Treated by the Sub-Plan.  To the extent not inconsistent with the provisions of this Sub-Plan, the provisions of the Plan shall, as determined by the Administrator, also apply to options granted under the Sub-Plan.

[Remainder of page left intentionally blank.]

EXHIBIT A

TO

MENTOR CORPORATION
2007 STRATEGIC EQUITY INCENTIVE PLAN

UNDER THE 2005 LONG-TERM INCENTIVE PLAN

PARTICIPANTS

Participant	Option Shares

EXHIBIT B

TO

MENTOR CORPORATION
2007 STRATEGIC EQUITY INCENTIVE PLAN

UNDER THE 2005 LONG-TERM INCENTIVE PLAN

NOTICE OF STOCK OPTION AWARD

Participant's Name and Address:	____________________________________________
____________________________________________
____________________________________________

You (the "Participant") have been granted an option to purchase shares of Common Stock, subject to the terms and conditions of this Notice of Stock Option Award (the "Notice"), the Mentor Corporation 2007 Strategic Equity Incentive Plan (the "Sub-Plan") and the 2005 Long-Term Incentive Plan, as amended from time to time (the "Plan").  Unless otherwise defined herein, the terms defined in the Sub-Plan and the Plan shall have the same defined meanings in this Notice.

Award Number                                                     ____________________________________________

Date of Award                                                      ________________, 2007

Fiscal Year Vesting:

Fiscal year	EPS Target	Vesting Percentage
2008		10%
2009		20%
2010		30%
2011		40%

Catch-Up Vesting:

Cumulative EPS	Cumulative Vesting Percentage

Exercise Price per Share                                      $XX.00

Total Number of Shares Subject
to the Option (the "Shares")                              ____________________________________________

Total Exercise Price                                              $___________________________________________

Type of Option:                                                    Non-Qualified Stock Option

Expiration Date:                                                    ________________, 2017

Post-Termination Exercise Period:     Ninety (90) Days

IN WITNESS WHEREOF, the Company and the Participant have executed this Notice and agree that the Option is to be governed by the terms and conditions of this Notice, the Plan and the Sub-Plan.

Mentor Corporation,
a Minnesota corporation

By: _________________________________________
          Name:
          Title:

THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE SHARES SUBJECT TO THE OPTION SHALL VEST, IF AT ALL, ONLY DURING THE PERIOD OF THE CONTINUOUS EMPLOYMENT OR SERVICE (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE OPTION OR ACQUIRING SHARES HEREUNDER).  THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS NOTICE, THE PLAN OR THE SUB-PLAN SHALL CONFER UPON THE PARTICIPANT ANY RIGHT WITH RESPECT TO FUTURE AWARDS OR CONTINUATION OF THE PARTICIPANT'S CONTINUOUS EMPLOYMENT OR SERVICE, NOR SHALL IT INTERFERE IN ANY WAY WITH THE PARTICIPANT'S RIGHT OR THE RIGHT OF THE COMPANY OR RELATED ENTITY TO WHICH THE PARTICIPANT PROVIDES SERVICES TO TERMINATE THE PARTICIPANT'S CONTINUOUS EMPLOYMENT OR SERVICE, WITH OR WITHOUT CAUSE, AND WITH OR WITHOUT NOTICE.  THE PARTICIPANT ACKNOWLEDGES THAT UNLESS THE PARTICIPANT HAS A WRITTEN EMPLOYMENT AGREEMENT WITH THE COMPANY TO THE CONTRARY, THE PARTICIPANT'S STATUS IS AT WILL.

The Participant acknowledges receipt of a copy of the Plan and the Sub-Plan, and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts the Option subject to all of the terms and provisions hereof and thereof.  The Participant has reviewed this Notice, the Plan and the Sub-Plan in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Notice, and fully understands all provisions of this Notice, the Plan and the Sub-Plan.  The Participant hereby agrees that all questions of interpretation and administration relating to this Notice, the Plan and the Sub‑Plan shall be resolved by the Administrator.

Dated: ______________________                                Signed:________________________________________
                                                                                                               Participant